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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2002

PENHALL INTERNATIONAL CORP.

(Exact name of Registrant as specified in its charter)

ARIZONA	333-64745	86-0634394

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 PENHALL WAY, ANAHEIM, CA	92803

(Address of principal executive offices)	(Zip Code)

(714) 772-6450
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Table of Contents

Item 7. Exhibits

99.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure

     On the date hereof, Penhall International Corporation (the “Company”), filed its Annual Report on Form 10-K for the period ending June 30, 2002 (the “Report”) with the Securities and Exchange Commission. Attached hereto as Exhibits 99.1 and 99.2, are the certifications that accompanied the Report pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of John Sawyer, Chief Executive Officer of the Company, and Jeffrey E. Platt, Chief Financial Officer of the Company, respectively, that the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penhall International Corp.

By:	/s/ John T. Sawyer

John T. Sawyer Chief Executive Officer

Date: September 26, 2002

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